UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Winthrop Realty Trust
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WINTHROP REALTY TRUST

NOTICE OF ANNUAL MEETING OF BENEFICIARIES

TO BE HELD ON MAY 16, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Beneficiaries (the “Meeting”) of WINTHROP REALTY TRUST (the “Trust”), an Ohio business trust, will be held at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022, on Tuesday, May 16, 2006 at 12:00 noon, to consider and act upon the following:

1.                                       To elect six directors to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.                                       To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Trust for the 2006 fiscal year;

3.                                       To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

Only holders of common shares of beneficial interests (“Beneficiaries”) of record at the close of business on March 31, 2006 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.

All Beneficiaries are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy, which is solicited by the Board of Trustees of the Trust, and mail it promptly in the enclosed envelope to make sure that your shares in the Trust are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

By order of the Board of Trustees,

Carolyn B. Tiffany
Secretary

Boston, Massachusetts
April 11, 2006

IMPORTANT:  The prompt return of proxies will ensure that your shares will be voted.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.

WINTHROP REALTY TRUST

PROXY STATEMENT

ANNUAL MEETING OF BENEFICIARIES

MAY 16, 2006

This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of WINTHROP REALTY TRUST (the “Trust”), an Ohio business trust, to be voted at the Annual Meeting of Beneficiaries of the Trust (the “Meeting”) which will be held at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022, on Tuesday May 16, 2006 at 12:00 noon, and at any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Beneficiaries and in this Proxy Statement.

A Proxy, in the accompanying form, which is properly executed, duly returned to the Trust and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election, as Trustees, of the six persons who have been nominated by the Board, (ii) FOR the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2006 fiscal year, and (iii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Trust prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

Holders of record of the common interests of beneficial interest, par value $1.00 per share (the “Common Shares”), of the Trust at the close of business on March 31, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. On the Record Date, there were issued and outstanding 40,473,798 Common Shares. There was no other class of voting securities outstanding at the Record Date. However, pursuant to the terms of the Certificate of Designations pursuant to which the Trust’s Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest (the “Series B-1 Shares”) were issued, the holders of the Series B-1 Shares are entitled to elect one trustee to the Board of Trustees. The Trustee elected by the holders of the Series B-1 Shares is not being voted upon at the Meeting.

Each holder of Common Shares (each a “Beneficiary” and collectively, “Beneficiaries”) is entitled to one vote for each Common Share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Shares is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Trust to act as inspector of election for the Meeting. The six nominees for election as Trustees who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. The affirmative vote of a majority of the votes in attendance at the Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to approve the actions described in Proposal No. 2 below. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes but broker “non-votes” are not counted in the tabulations of the votes cast on proposals presented to Beneficiaries. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed Proxy Card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the Proxy Card would be entitled to vote. The Trust does not currently anticipate that any other matters will be raised at the Meeting or that the Meeting will be adjourned.

The principal executive offices of the Trust are located at 7 Bulfinch Place, Suite 500, Boston, MA 02114. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to Beneficiaries is April 11, 2006.

PROPOSAL NO. 1 – ELECTION OF TRUSTEES

The Board currently consists of seven members, six of which are elected by the holders of Common Shares and one of which is elected by the holders of the Series B-1 Shares. Six persons, which constitutes all of the members of the Board that are elected by the holders of the Common Shares, will be elected at the Meeting to serve for a term of one year and until their respective successors shall have been elected and shall qualify. The Board of Trustees has nominated Michael L. Ashner, Bruce R. Berkowitz, Arthur Blasberg, Jr., Peter Braverman, Talton Embry and Howard Goldberg for re-election as Trustees. Mr. Blasberg has reached the mandatory retirement age for Trustees under the Trust; however, the Nominating and Corporate Governance Committee determined that it is in the best interest of the Trust and its beneficiaries to make an exception to this policy for Mr. Blasberg and to nominate him for re-election as a Trustee.

Beneficiaries of the Trust do not have cumulative voting rights with respect to the election of Trustees. It is the intention of the persons named in the enclosed Proxy Card to vote such proxy “FOR” the election of the named nominees for Trustee unless authorization is withheld on the Proxy Card. Should any nominee be unable or unwilling to serve as a Trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Trustee Nominees

Set forth below is the business experience of, and certain other information regarding, the current Trustees all of whom, other than Mr. Steven Mandis, are nominees for re-election to the Board.

Name and month and year first became a Trustee of the Trust	Age	Principal Occupation during the past Five Years

Michael L. Ashner April 2004	53

Mr. Ashner has been the Chief Executive Officer of the Trust since December 31, 2003 and Chairman since April 2004. Mr. Ashner also serves as the Chairman and Chief Executive Officer of Newkirk Realty Trust, Inc. (“Newkirk”), a New York Stock Exchange listed real estate investment trust, and Winthrop Realty Partners, L.P, a real estate investment and management company, since 1996. Mr. Ashner served as a director and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. (collectively, the “Shelbourne Entities”), three real estate investment trusts, from August 2002 until their liquidation in April 2004. Mr. Ashner serves on the Board of Directors of Newkirk, NBTY, Inc., manufacturers and distributor of nutritional supplements, and Atlantic Coast Entertainment Holdings, Inc., an owner and operator of the Sands casino in Atlantic City, New Jersey.

Bruce R. Berkowitz December 2000	47

Mr. Berkowitz has been the Managing Member of Fairholme Capital Management, L.L.C., a registered investment advisor, since June 1997 and President and Director of Fairholme Funds, Inc., a registered investment company under the Investment Company Act of 1940, since December 1999. Since December 2001, Mr. Berkowitz has also been a Director and Deputy Chairman of Olympus Re Holdings, Ltd. and Olympus Reinsurance Company, Ltd., both of Bermuda. Mr. Berkowitz is a director of White Mountains Insurance Group, Ltd., a publicly held property and casualty insurer. Mr. Berkowitz also serves as a director of TAL International Group, Inc., a publicly traded lessor of intermodel freight containers. He served as a Managing Director of Smith Barney, Inc., a subsidiary of The Travelers Inc., a diversified financial services holding company, from 1995 to May 1997.

Arthur Blasberg, Jr. December 2003	78

Mr. Blasberg’s activities for the past five years include appointment by the Superior Court in Massachusetts to serve as a receiver of various businesses, as a special master, as the trustee of a trust holding undeveloped land and a trust whose main asset was a limited partnership in a cogeneration plant.  Also, Mr. Blasberg has served as a director of several private companies.  He previously served as the receiver and liquidating trustee of The March Company, Inc., a real estate investment firm which acted as the general partner and/or limited partner in over 250 limited partnerships and a director and chairman of the audit committee of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004.  Mr. Blasberg is an attorney admitted to practice in the Supreme Court of the United States, various federal courts and the Commonwealth of Massachusetts and served for five years in the general counsel’s office of the Securities and Exchange Commission.

Peter Braverman April 2004	54

Mr. Braverman currently serves as the President and a director of both the Trust, a position he has held since August 2004, and Newkirk, a position he has held since Newkirk’s inception in November 2005, both of which are New York Stock Exchange listed real estate investment trusts. From January 8, 2004 to August 4, 2004, Mr. Braverman was the Executive Vice President of WRT. Mr. Braverman has been an Executive Vice President of Winthrop Realty Partners, L.P., a real estate investment and management company, since January 1996. Mr. Braverman served as a director and Executive Vice President of each Shelbourne Entity from August 2002 until their liquidation in April 2004.

Talton Embry September 2000	59

Mr. Embry has been the Chairman of Magten Asset Management Corp. (“Magten”), a private investment management company, since 1978. Mr. Embry has been associated with Magten in various capacities since 1978. Mr. Embry is also a director of National Patent Development and GeoEye, Inc.

Howard Goldberg December 2003	60

Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999. From 1994 through 1998, Mr. Goldberg served as President, CEO, and Board member of Player’s International, a publicly-traded company in the gaming business prior to its sale to Harrah’s Entertainment Inc. From 2003 through 2005, Mr. Goldberg  served as a part-time consultant to Laser Lock Technologies, Inc., LLTI.OB, a publicly-traded development stage company, engaged in the development and marketing of technologies for the prevention of product and document counterfeiting and electronic article surveillance. From 1995 through 2000, Mr. Goldberg served on the board of directors and audit committee of Imall Inc., a publicly-traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the board of directors and the audit committees of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Goldberg has been a member of the Board of Advisors of WinWin

Gaming, WNWN.OB, a publicly-traded development stage company, engaged in the lottery, gaming, and game entertainment business since 2003. Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he he specialized in gaming regulatory law and real estate from 1970 through 1994.

Steven G. Mandis February 2005	35

Mr. Mandis is currently the Vice Chairman and Chief Investment Officer of Halcyon Structured Asset Management L.P. (“Halcyon”), an investment management firm based in New York City. Mr. Mandis joined Halcyon in 2004.  Prior to joining Halcyon, Mr. Mandis who had worked at Goldman Sachs since 1992, acted as a portfolio manager in its Special Situations Investing Group, a multi-billion dollar proprietary investing area within Goldman Sachs’ Fixed Income Division.  Before joining the Fixed Income Division, Mr. Mandis worked in Goldman Sachs’ Principal Investment Area and Mergers & Acquisitions Department.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSERS. ASHNER, BERKOWITZ, BLASBERG, BRAVERMAN, EMBRY AND GOLDBERG TO THE BOARD OF TRUSTEES. UNLESS OTHERWISE INDICATED, THE ACCOMPANYING FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW.

It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting of Beneficiaries, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference. All members of the Board attended, either in person or by telephone conference call, the 2005 Annual Meeting of Beneficiaries.

Board Meetings and Committees

During 2005, the Board met or acted through written consent 24 times. Each Trustee attended either in person or telephonically all of the meetings other than Mr. Ashner and Mr. Berkowitz who each did not attend one meeting and Mr. Mandis who did not attend four meetings.

The Trust’s By-laws give the Board the authority to delegate its powers to a committee appointed by the Board. All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of the Trust’s By-laws. The Board has appointed four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and a conflicts committee. Certain of the committees’ principal functions are described below.

Audit Committee

The Audit Committee:

•                  reviews annual and quarterly consolidated financial statements with the Trust’s management and independent registered public accountants;

•                  recommends the appointment and reviews the performance, independence, and fees of the Trust’s independent registered public accountants and the professional services they provide;

•                  oversees the Trust’s system of internal accounting controls and the internal audit function; and

•                  discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

The Board has adopted a written charter for the Trust’s Audit Committee, which is available at the Trust’s website www.firstunion-reit.net, under the link “Corporate Governance”. A printed copy of the charter is also available to any Beneficiary who requests it in writing to the Trust’s Secretary at the Trust’s headquarters.

The Audit Committee consists of Arthur Blasberg, Jr. (Chairman), Bruce Berkowitz and Howard Goldberg. The Audit Committee held four meetings during the 2005 fiscal year. All members of the Audit Committee and a representatives of the Trust’s independent registered public accountants attended either in person or by telephone conference call all meetings of the Audit Committee. On March 8, 2006, the Audit Committee met with the independent registered public accountants of the Trust to discuss the Trust’s 2005 consolidated and combined financial statements.

For further information with respect to the Audit Committee, see “AUDIT COMMITTEE REPORT” which begins on page 8 of this Proxy Statement.

Compensation Committee

The Compensation Committee:

•                  recommends to the Board the compensation policies and arrangements for the Trust’s officers and advisors and affiliates;

•                  ensures appropriate oversight of the Trust’s executive compensation programs and human resources policies;

•                  will, as appropriate, report to Beneficiaries on the Trust’s executive compensation policies and programs; and

•                  discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees.

The Board has adopted a written charter for the Trust’s Compensation Committee, which is available at the Trust’s website www.winthropreit.com, under the link “Corporate Governance”. A printed copy of the charter is also available to any Beneficiary who requests it in writing to the Trust’s Secretary at the Trust’s headquarters.

During 2005, the Compensation Committee consisted of Talton Embry (Chairman), Bruce Berkowitz, Arthur Blasberg, Jr., Howard Goldberg and Steven Mandis. The Compensation Committee held four meetings during the 2005 fiscal year which were attended in person or by telephone conference call by all members of the Compensation Committee.

For further information with respect to the Compensation Committee, see “COMPENSATION COMMITTEE REPORT” which begins on page 9 of this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•                  reviews the qualifications of current and potential Trustees including determining whether they are “independent” under the listing standards of the New York Stock Exchange;

•                  reviews each Trustee’s continued service on the Board;

•                  reviews outside activities of Board members and resolves any issue of possible conflict of interest;

•                  considers nominees for trustees of the Trust submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with the Trust’s By-laws and Declaration of Trust), which are submitted by executive officers of the Trust, current Trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for trustee proposed by a Beneficiary in accordance with the terms of the Trust’s By-laws and Declaration of Trust;

•                  considers proposals submitted by Beneficiaries for inclusion in the Trust’s Annual General Meeting proxy statement if they are submitted in writing to the Chairman of the Nominating Committee at the principal address of the Trust in accordance with the provisions of the Trust’s By-laws and Declaration of Trust and so long as the submitting Beneficiary meets the qualifications and complies with the procedures provided in the proxy rules of the Securities and Exchange Commission. All such proposals shall be accompanied by information with respect to the submitting shareholder sufficient for the committee to determine whether such qualifications are met;

•                  reviews any other Beneficiary communications intended for management of the Trust or the Board of Trustees or an individual Trustee and the Nominating Committee shall determine, in its discretion, considering the identity of the submitting Beneficiary and the materiality and appropriateness of the communication, whether, and to whom within the Trust, to forward the communication;

•                  recommends nominations for members of the Board;

•                  reviews and assesses the adequacy of the Audit Committee’s and Compensation Committee’s charters; and

•                  discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

The Board has adopted a written charter for the Trust’s Corporate Governance and Nominating Committee, which is available at the Trust’s website www.winthropreit.com, under the link “Corporate Governance”. The Board has also adopted Corporate Governance Guidelines which is also available at the Trust’s website www.winthropreit.com, under the link “Corporate Governance. A printed copy of the charter and the guidelines are also available to any Beneficiary who requests it in writing to the Trust’s Secretary at the Trust’s headquarters.

The Nominating and Corporate Governance Committee consists of Bruce Berkowitz (Chairman), Arthur Blasberg, Jr., Talton Embry and Howard Goldberg. The Nominating and Corporate Governance Committee held             meetings during the 2005 fiscal year which were attended in person or by telephone conference call by all members of the Compensation Committee.

Conflicts Committee

In November 2005, the Board determined to establish a Conflicts Committee. The Conflicts Committee :

•                  considers and approves, on behalf of the Trust, all material transactions that relate to conflicts of interests between the Trust and its affiliates, on the one hand, and (i) FUR Advisors (and any successor advisor), Michael Ashner, and any of their affiliates, (ii) Newkirk, The Newkirk Master Limited Partnership, or Apollo Real Estate Investment Fund III, L.P. or any of their respective affiliates, (iii) a beneficial owner of more than 4.9% of the issued and outstanding Common Shares, either directly or upon the conversion of any preferred shares of beneficial interest in the Trust, or (iv) a beneficial owner of more than 4.9% of any other entity in which the Trust holds a 10% or greater interest;

•                  advises the Board on actions to be taken by the Trust or matters related to the Trust upon request of the Board, which may include conflicts of interest.

The Board has adopted a written charter for the Trust’s Conflicts Committee, which is available at the Trust’s website www.winthropreit.com, under the link “Corporate Governance”. A printed copy of the charter is also available to any Beneficiary who requests it in writing to the Trust’s Secretary at the Trust’s headquarters.

The Conflicts Committee consists of Bruce Berkowitz, Arthur Blasberg, Jr. (Chairman), Talton Embry and Howard Goldberg. The Conflicts Committee held one meeting during the 2005 fiscal year which was attended by telephone conference call by all members of the Compensation Committee.

Audit Committee Financial Expert

The Securities and Exchange Commission (the “SEC”) has adopted rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, requiring public companies to disclose information about “audit committee financial experts.”  The Board has concluded that Mr. Blasberg, the chairman of the Audit Committee, meets the SEC definition of “audit committee financial expert”. The Trust is currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

Independence of Trustees

Pursuant to the Nominating and Corporate Governance Committee’s Charter, the Committee undertook its annual review of director independence in March 2006. During this review, the Committee considered transactions and relationships between each Trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Committee also examined transactions and relationships between Trustees or their affiliates and members of the Trust’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Trustee is independent.

As a result of this review, the Board affirmatively determined that each of Messrs. Berkowitz, Blasberg, Embry, Goldberg and Mandis are independent of the Trust and its management in accordance with Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. Mr. Ashner and Mr. Braverman are not considered independent because of their acting as executive officers of the Trust as well as their ownership interest in FUR Advisors LLC (“FUR Advisors”), the Trust’s outside advisor. See “Certain Relationships and Related Transactions” below.

Compensation of Trustees

The Trust’s current non-employee Trustees, Messrs. Berkowitz, Blasberg, Embry, Goldberg and Mandis each receive $30,000 annually for their services as Trustees. In addition, each member of the audit committee will receive $500 for each committee meeting they attend and the chairman of the Audit Committee receives an additional $25,000 annually. Trustees of the Trust who are also officers of the Trust receive no compensation for serving on the Board. However, all Trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board.

Communication with Trustees; Meetings of Non-Management Directors

Beneficiaries wishing to communicate with the Board may do so either in person at the Meeting or by mail. Mail addressed to the Trustees can be sent to: Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts 02114, Attn: Secretary, indicating it to be a correspondence to a particular member(s) of the Board or the Board in its entirety. All mail received will be opened and screened for security purposes. The mail will then be logged in, and all mail other than mail determined by the Trust’s primary outside corporate counsel to be trivial or obscene will be forwarded to the particular Trustee in question or to the Board in its entirety, as requested in the beneficiary’s correspondence in question. Trivial items will be delivered to the Trustees at the next scheduled Board meeting. Obscene items will not be forwarded.

Prior to or following every meeting of the Board, the Trust’s non-management Trustees meet without management present. There is not a predetermined non-management Trustee who presides over all such meetings. At each meeting, the non-management Trustees choose a presiding member for such meeting, based upon the topics to be discussed. “Non-management” Trustees are all those Trustees who are not executive officers, and may include Trustees who are not considered to be independent under regulations issued by the SEC or the New York Stock Exchange. The Trust’s non-management Trustees are: Bruce Berkowitz, Arthur Blasberg, Jr., Talton Embry, Howard Goldberg and Steven Mandis.

AUDIT COMMITTEE REPORT

The following is the March 21, 2006 Audit Committee Report. The members of the Audit Committee on the date of such report were Arthur Blasberg, Jr., Bruce Berkowitz and Howard Goldberg.

The Audit Committee acts pursuant to the Audit Committee Charter, as revised in January 2004, and is comprised of three members who are independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter can be obtained upon request from the Trust’s Secretary and at the Trust’s website (www.winthropreit.com).

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm engaged as the Trust’s independent registered public accountants. Management is responsible for the Trust’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Trust’s consolidated and combined financial statements in accordance with generally accepted auditing standards and for issuing a report thereon and expressing opinions on the effectiveness of the Trust’s internal control over financial reporting and on management’s assessment of the effectiveness of the Trust’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee these processes.

In carrying out these responsibilities, the Audit Committee, among other things:

•                                          monitors preparation of, and reviews, the quarterly and annual financial reports by the Trust’s management;

•                                          supervises the relationship between the Trust and its independent registered public accountants, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving non-audit services; and confirming the independence of the independent registered public accountants; and

•                                          oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Trust’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Trust’s internal auditing program.

In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the Trust’s independent registered public accountants for 2005, regarding the fair and complete presentation of the Trust’s results and the assessment of the Trust’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the Trust in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Trust’s consolidated and combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated and combined financial statements with management and the independent registered public accountants.

The Audit Committee met, discussed and reviewed with Deloitte & Touche LLP all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of the Trust’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Deloitte & Touche LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), “Communication with Audit Committees”. The Audit Committee also has considered whether Deloitte & Touche LLP’s provision of non-audit services to the Trust is compatible with the auditor’s independence. The Audit Committee has concluded that Deloitte & Touche LLP is independent from the Trust and its management. With and without management present, the Audit Committee discussed and reviewed the results of Deloitte & Touche LLP’s examination of the Trust’s financial statements for the year ended December 31, 2005.

The Audit Committee reviewed and discussed Trust policies with respect to risk assessment and risk management.

The Audit Committee discussed with the Trust’s internal and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent registered public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Trust’s internal controls, and the overall quality of the Trust’s financial reporting.

In reliance upon the Audit Committee’s reviews and discussions referred to above and the Audit Committee’s review of the representations of management, and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated and combined financial statements in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. The Audit Committee believes that it has satisfied its responsibilities under its charter.

For the Trust’s 2006 fiscal year, the Audit Committee recommended Deloitte & Touche LLP for approval by the Board.

Members of the Audit Committee

Arthur Blasberg, Jr. - Chairman

Bruce Berkowitz

Howard Goldberg

The preceding “Report of the Audit Committee” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is the March 8, 2006 Compensation Committee Report on Executive Compensation. The members of the Compensation Committee on the date of such report were Bruce Berkowitz, Arthur Blasberg, Jr., Talton Embry, Howard Goldberg and Steven Mandis.

The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of four members who were independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange. A copy of the Compensation Committee Charter is available upon request from the Trust’s Secretary and at the Trust’s website (www.winthropreit.com).

Executive Compensation Principles

The Trust does not provide any remuneration to its executive officers. The Trust has retained FUR Advisors to provide substantially all asset management, accounting and investor services for the Trust. If the Trust were to retain its executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board consider (1) the potential holding periods of the Trust’s assets, (2) the number of assets owned by the Trust, (3) the business plan with respect to such assets, the amount of asset management required with respect to the assets, (4) the overall investment prospects of the Trust and short and long-term business plan of the Trust, and (5) with respect to a specific executive officer, such officer’s specific responsibilities, experience and overall performance. The Compensation Committee reviews annually the terms of the Advisory Agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to the Trust than retaining direct employees of the Trust. Based on its review , the Compensation Committee recommended to the Board that the Advisory Agreement with FUR Advisors be renewed.

Policy with Respect to Qualifying Compensation for Deductibility

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held company, such as the Trust, will not be entitled to a Federal income tax deduction for compensation paid to the chief executive officer or any one of the other four most highly compensated officers of the Trust to the extent that compensation paid to such officer exceeds $1 million in any fiscal year, unless such compensation is subject to certain exceptions set forth in the Code for compensation that qualifies as performance based. If the Trust were to compensate its executive officers directly, the Board and the Compensation Committee would consider Section 162(m) in structuring compensation for the Trust’s executive officers; however, the Board or the Compensation Committee may, where it deems appropriate, implement compensation arrangements that do not satisfy the exceptions to Section 162(m).

Members of the Compensation Committee

Bruce Berkowitz

Arthur Blasberg, Jr.

Talton Embry

Howard Goldberg

Steven Mandis

The preceding “Report of the Compensation Committee” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Board. Set forth below is certain information regarding the executive officers and certain other officers of the Trust at March 1, 2005 (biographical information with respect to Messrs. Ashner and Braverman is set forth above on pages 2 and 3):

Name	Age	Current Position
Michael L. Ashner	53	Chairman and Chief Executive Officer
Peter Braverman	54	President
Carolyn Tiffany	39	Chief Operating Officer and Secretary
Thomas Staples	50	Chief Financial Officer
John Alba	35	Chief Investment Officer

Ms. Tiffany has been our Chief Operating Officer and Secretary since January 8, 2004. Since December 1997, Ms. Tiffany has served as the Chief Operating Officer of Winthrop Realty Partners, L.P. Ms. Tiffany also served as Vice President, Treasurer, Secretary and Chief Financial Officer of the Shelbourne Entities from August 2002 until their liquidation in April 2004. In addition, Ms. Tiffany is the Chief Operating Officer and Secretary of Newkirk.

Mr. Staples has been our Chief Financial Officer since January 8, 2004. Mr. Staples, has been with Winthrop Realty Partners, L.P. since 1994 and has served as its Chief Financial Officer since January 1999. Mr. Staples is also the Chief Financial Officer of Newkirk. Mr. Staples also served as Assistant Treasurer of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Staples is a certified public accountant.

Mr. Alba was appointed our Chief Investment Officer in October 2005. Mr. Alba has served as a Vice President of Winthrop Realty Partner, L.P. since January 1998.

EXECUTIVE COMPENSATION

The current executive officers receive no remuneration from the Trust.

Option Grants in Fiscal 2005

The Trust has a 1999 Long Term Incentive Performance Plan pursuant to which the Board may, in its discretion, grant options exercisable for Common Shares. On March 2, 2005, the Board amended the plan to provide for no further issuance of options under this plan. No options were granted during the year ended December 31, 2005.

Compensation Committee Interlocks and Insider Participation

There were no relationships among members of the Compensation Committee, members of the Board or the Trust’s executive officers who served during our 2005 fiscal year that require disclosure under Item 402(j) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Trust’s are administered by FUR Advisors LLC (“FUR Advisors”) pursuant to the terms of the Advisory Agreement. FUR Advisors is controlled by and partially owned by the Trust’s executive officers. Pursuant to the terms of the Advisory Agreement, FUR Advisors is responsible for providing asset management services to the Trust and coordinating with the Trust’s shareholder transfer agent and property managers. Effective as of January 1, 2005, the terms of the Advisory Agreement were modified to provide that the quarterly fee payable to FUR Advisors for providing such services would equal the lesser of an asset based fee or an outstanding equity based fee. In general, the asset based fee was the original fee set forth in the Advisory Agreement which is calculated as follows: 1% of the Trust’s gross asset value up to $100,000,000, 0.75% of the Trust’s gross asset value between $100,000,000 and $250,000,000, 0.625% of the Trust’s gross asset value between $250,000,000 and $500,000,000 and 0.50% of the Trust’s gross asset value in excess of $500,000,000 (in light of the net leased nature of 16 of the net leased properties acquired in the Finova transaction, FUR Advisors agreed to reduce its fee for these properties to 0.25% of the gross asset value for the portion of that portfolio that is subject to leverage). Prior to the amendment to the Advisory Agreement on January 1, 2005, the asset based fee included a loan servicing fee not exceeding commercially reasonable rates approved by a majority of the independent members of the Board, for providing administrative and clerical services with respect to loans made by the Trust to third parties.

The equity based fee is calculated as follows: (i) 1.5% of the Trust’s issued and outstanding equity securities plus (ii) .25% of any equity contribution by a third party to a joint venture managed by the Trust. For purposes of the equity based calculation, the 31,058,913 Common Shares outstanding at January 1, 2005 are valued as follows: $2.30 (FUR Investors LLC’s tender offer price in its December 2003 tender offer) with respect to 26,058,913 Common Shares and $2.60 (the purchase price paid by FUR Investors LLC) with respect to the 5,000,000 Common Shares acquired on December 31, 2003. The Trust’s Series A Preferred Shares were valued at their liquidation preference amount of $25 per share until their conversion into Common Shares on February 7, 2006, at which time the Common Shares issued in connection therewith are valued at $5.0825 per Common Share. All preferred and common shares issued subsequent to January 1, 2005 are to be valued at the net issuance price including any common shares issued in connection with the conversion of the preferred shares.

In addition to the foregoing modification, regardless of whether the asset based or equity based methodology is used, the reimbursement to FUR Advisors of up to $100,000 per annum for the costs associated with the employment of one or more asset managers has been eliminated.

In connection with the acquisition of the shares in Newkirk in November 2005, the Advisory Agreement was modified to provide the Trust with a credit against the payment of the quarterly base fee payable to FUR Advisors equal to 80% of the incentive management fee, if any, payable by Newkirk to NKT Advisors LLC (“NKT Advisors”), Newkirk’s external advisor and an affiliate of FUR Advisors, under the advisory agreement between

Newkirk and NKT Advisors. In the event that the credit exceeds the fee payable by the Trust to FUR Advisors, the excess is carried forward to subsequent quarters in the same year with any excess at year end being paid to the Trust by FUR Advisors. FUR Holdings LLC, which owns 100% of FUR Advisors and 80% of NKT Advisors, has effectively guaranteed any payments.

Effective February 1, 2004, Winthrop Management L.P. (formerly known as Kestrel Management L.P.), an affiliate of FUR Advisors and the Trust’s executive officers, assumed property management responsibilities for Circle Tower. Pursuant to the terms of the property management agreement, Winthrop Management L.P. receives a fee equal to 3% of the monthly revenues of Circle Tower, which fee has been approved by the independent Trustees, and is less than the amount paid to the prior property management company.

The following table sets forth the fees and reimbursements paid by the Trust for the year ended December 31, 2005 to FUR Advisors and Winthrop Management L.P. (in thousands):

Asset Management (1)	$2,066	(3)
Loan Servicing Fee (1)	—
Property Management (2)	44
Reimbursement (1)	—

(1) Payable to FUR Advisors

(2) Payable to Winthrop Management L.P.

(3) Determined using the equity based method

In connection with the issuance of the Trust’s Series B-1 Shares in February 2005, the Trust sold to Fairholme Capital Management, LLC, an entity in which Bruce Berkowitz, a Trustee, is the managing member, 400,000 Series B-1 Shares. In addition, in connection with the Trust’s Series B-1 Shares in February 2005, the Trust sold to investment funds (“Halcyon Funds”) for which Steven Mandis, one of our Trustees, is the Vice Chairman and Chief Investment Officer of the investment advisor, a total of 880,000 Series B-1 Shares. In connection with the issuance of the Trust’s Series B-1 Shares in June 2005, the Trust sold 56,000 Series B-1 Shares to Halcyon Funds.

CODE OF ETHICS

The Trust has adopted a Code of Ethics, which are applicable to all Trustees and executive officers of the Trust, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors, the Trust’s outside advisor. The Code of Ethics can be obtained upon request from the Trust’s Secretary and at the Trust’s website www.winthropreit.com under the link “Corporate Governance”.

PERFORMANCE GRAPH

The following graph compares the cumulative return among the Common Shares, a peer group index, the Morgan Stanley REIT Index and the Standard & Poor’s 500 Stock Index, for the periods shown. The peer group consists of REITs with a diversity and other property focus and have a current market value as of March 4, 2005 of less than $750M. The quarterly changes for the periods shown in the graph are based on the assumption that $100 had been invested in the common shares and each index on December 31, 2000.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Winthrop Realty Trust	100.00	92.88	75.61	91.75	160.14	246.07
S&P 500	100.00	88.11	68.64	88.33	97.94	102.74
MSCI US REIT Index	100.00	112.83	116.94	159.91	210.26	235.77
Peer Group*	100.00	133.04	147.07	184.62	210.88	240.72

*Peer Group consists of REITs with a diversity and other property focus and have a current market value as of March 4, 2005 of less than $750M.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 1, 2006 (except as otherwise indicated) regarding the ownership of Common Shares by (i) each person who is known to the Trust to be the beneficial owner of more than 5% of the outstanding shares of Common Shares, (ii) each Trustee and nominee for Trustee, (iii) each executive officer named herein, and (iv) all current executive officers and Trustees of the Trust as a group. Except as otherwise indicated, each such Beneficiary has sole voting and investment power with respect to the shares beneficially owned by such Beneficiary.

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership(1)		Percent of Class

FUR Investors, LLC FUR Holdings LLC WEM-FUR Investors LLC Two Jericho Plaza Wing A, Suite 111 Jericho, NY 11753	—	10,000,000	(3)	24.7%

John Alba (2)	Chief Investment Officer	—	(7)		(7)

Michael L. Ashner(2)	Chairman and Chief Executive Officer	10,002,000	(4)	24.7%

Bruce R. Berkowitz Fairholme Capital Management 51 John F. Kennedy Parkway Short Hills, NJ 07078	Trustee	2,896,187	(5)	6.8	%(6)

Arthur Blasberg, Jr. c/o Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109	Trustee	100,000			*

Peter Braverman(2)	President and Trustee	—	(7)	(7)

Talton Embry Magten Asset Management Corp. 410 Park Avenue 15th Floor New York, New York 10022	Trustee	1,021,519	(8)	2.5%

Howard Goldberg 117 Cheltenham Avenue Linwood, New Jersey 08221	Trustee	124,050			*

Steven G. Mandis Halcyon Management Company 477 Madison Avenue, 8th Floor New York, New York 10022	Trustee	5,200,000	(9)	11.4	%(10)

Thomas Staples(11)	Chief Financial Officer	—	(7)		(7)

Carolyn Tiffany(11)	Chief Operating Officer and Secretary	—	(7)	(7)

All Trustees and executive officers as a group		19,343,756	(12)	40.4	%(13)

Kensington Investment Group, Inc. (14) 4 Orinda Way Suite 200-C Orinda, California 94563	—	2,643,550		6.5%

Vornado Investments L.L.C. 888 Seventh Ave. New York, New York 10019	—	3,522,566		8.7%

HBK Investments, L.P.(15) 300 Crescent Court Suite 700 Dallas, Texas 75201	—	4,888,888	(15)	10.8	%(15)

King Street Capital, L.P.(16) King Street Advisors, L.L.C. King Street Capital Management, L.L.C. O. Francis Biondi, Jr. Brian J. Higgins 65 East 55th Street 30th Floor New York, New York 10022	—	5,244,444	(16)	11.5	%(16)

*Less than 1%

(1)                                  Unless otherwise indicated, shares are beneficially owned by indicated holder.

(2)                                  The address for each of Mr. Alba, Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753

(3)                                  Based upon information contained in Amendment No. 1 to Schedule 13D as filed by FUR Investors with the Securities and Exchange Commission on January 7, 2004.

(4)                                  Comprised of 10,000,000 shares owned by FUR Investors and 2,000 shares held directly by Mr. Ashner. Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors. As such, Mr. Ashner may be deemed to beneficially own all shares owned by Investors.

(5)                                  Amount consists of (i) 36,600 common shares owned directly by Mr. Berkowitz, (ii) 623,315 common shares owned by Fairholme Ventures II, LLC, an entity in which Mr. Berkowitz is the managing member, (iii) 2,222,222 common shares issuable upon the conversion of the 400,000 Series B-1 Shares held by Fairholme Ventures II, LLC and (iv) 14,050 common shares held by Fairholme Holdings Ltd, the investment advisor of which is Fairholme Ventures II, LLC. Furthermore, Mr. Berkowitz and Fairholme Capital Management have disavowed management and supervision with respect to 505,931 shares of common stock held in the separate accounts of advisory clients, and, accordingly, Mr. Berkowitz and Fairholme Capital Management do not attribute such shares.

(6)                                  Percentage assumes conversion of 400,000 Series B-1 Shares held by Fairholme Ventures II, LLC only.

(7)                                  Mr. Alba, Braverman, Mr. Staples and Ms. Tiffany are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors. Accordingly, Mr. Alba, Mr. Braverman, Mr. Staples and Ms. Tiffany have an indirect pecuniary interest in approximately 104,000, 246,000, 120,000 and 160,000 of the shares of Common Shares owned by FUR Investors. However,

Mr. Alba, Mr. Braverman, Mr. Staples and Ms. Tiffany do not exercise investment control over the shares held by FUR Investors. Accordingly, Mr. Alba, Mr. Braverman, Mr. Staples and Ms. Tiffany are not deemed to beneficially own any of such shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

(8)                                  The number of shares reported consists of (i) 31,264 shares held in an IRA for the benefit of Mr. Embry, (ii) 31,073 shares held in an IRA for the benefit of Mr. Embry’s spouse, (iii) 44,458 shares held in a trust account in which Mr. Embry is the trustee and which is for the benefit of Mr. Embry’s minor son, (iv) 29,639 shares held in a trust account in which Mr. Embry is the trustee and which is for the benefit of Mr. Embry’s minor daughter and (v) 914,724 shares are owned beneficially by discretionary accounts managed by Mr. Embry. Of the 914,724 shares owned in discretionary accounts, Mr. Embry has no pecuniary interest in 95,146 of such shares.

(9)                                  Represents common shares issuable upon conversion of 936,000 Series B-1 Shares held by investment funds for which Halcyon Structured, LP is directly or indirectly the investment manager. Mr. Mandis is the Chief Investment Officer of Halcyon Structured LP, indirectly the investment manager of the Halcyon Structured Opportunities Fund, L.P. and Halcyon Fund, L.P. Mr. Mandis disclaims beneficial ownership of all such securities except to the extent of his pecuniary interest therein.

(10)                            Percentage assumes conversion of only all Series B-1 Shares held by Investment funds for which Halcyon Structured LP serves as investment manager and 289,333 Series B-1 Shares held by Halcyon Fund, L.P only.

(11)                            The address for each of Mr. Staples and Ms. Tiffany is 7 Bulfinch Place, Suite 500, Boston, MA 02114.

(12)                            The total number of shares held by directors and executive officers, excluding shares issuable upon conversion of Series B-1 Shares held by directors, is 11,068,810.

(13)                            Percentage represents the total number of shares held by directors and executive officers including shares issuable upon conversion of the Series B-1 Shares held by directors over total number of shares outstanding on March 1, 2006 plus shares issuable upon conversion of the Series B-1 Shares held by directors. Excluding shares issuable upon conversion of the Series B-1 Shares held by directors, the percentage ownership of shares held by directors and executive officers is 27.4%.

(14)                            Information is derived from the 13-G/A filing by Kensington Investment Group, Inc. with the Securities and Exchange Commission on February 8, 2006.

(15)                            Information is derived from the 13-Gfiling by HBK Investments, L.P. with the Securities and Exchange Commission on March 4, 2005. Shares represents common shares issuable upon conversion of 880,000 Series B-1 Shares held by HBK Investments, L.P. and percentage assumes conversion of all Series B-1 Shares held by HBK Investments, L.P. only.

(16)                            Information is derived from the 13-G/A filing by King Street Capital, L.P., King Street Advisors, L.L.C., King Street Capital Management, L.L.C., O. Francis Biondi, Jr. and Brian J. Higgins with the Securities and Exchange Commission on March 2, 2006. Shares represents common shares issuable upon conversion of 944,000 Series B-1 Shares held by King Street Capital, L.P. and percentage assumes conversion of all Series B-1 Shares held by King Street Capital, L.P. only.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Trust’s executive officers, Trustees and persons who beneficially own greater than 10% of a registered class of the Trust’s equity securities to file certain reports (“Section 16 Reports”) with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Shares and other equity securities of the Trust. Based solely on the Trust’s review of the Section 16 Reports furnished to the Trust and written representations from certain reporting persons, the Trusts officers, Trustees and greater than 10% beneficial owners have been complied with all Section 16(a) requirements applicable to them.

PROPOSAL NO. 2 – SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board has selected Deloitte & Touche LLP (“Deloitte”) to serve as independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2006.

During the Trust’s past two fiscal years, there were: (i) no disagreements with Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Trust’s financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Further, Deloitte’s report on the Trust’s consolidated and combined financial statements as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Although Beneficiary ratification of the Board’s action in this respect is not required, the Board considers it desirable for Beneficiaries to pass upon the selection of independent registered public accounting firm and, if the Beneficiaries disapprove of the selection, intends to consider other firms for selection as the independent registered public accounting firm for the current fiscal year.

It is expected that representatives of Deloitte will be present either in person or by telephone conference at the Meeting.

Aggregate fees billed to the Trust for the year ended December 31, 2005 and 2004 represents fees billed by the Company’s principal registered public accounting firm, Deloitte.

Type of Fee	Fiscal 2005	Fiscal 2004
Audit Fee	$637,000	$69,000
Audit Related Fees	130,000	120,000
Tax Fees	140,000	20,332
Total	$907,000	$209,332

Audit fees for the years ended December 31, 2005 were for professional services rendered in connection with the integrated audit of the Trust’s consolidated financial statements and internal control over financial reporting.

Audit Related fees for of the year ended December 31, 2005 were for services related to 8K filings with respect to acquisitions and dispositions by us ($90,700) and financial accounting and reporting consultations ($29,300).

Tax fees as of the years ended December 31, 2005 and 2004 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

The Trust has a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to the Trust by the independent registered public accountant of its financial statements. During 2005, the Audit Committee approved all of the fees paid to Deloitte by the Trust.

BENEFICIARY PROPOSALS

Any Beneficiary proposals intended to be presented at the 2007 Annual Meeting of Beneficiaries must be received by the Trust for inclusion in the Trust’s proxy statement and form of proxy relating to that meeting on or before January 16, 2007. In addition, under the Trust’s By-laws, Beneficiaries must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting. Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Trust not less than 120 days in advance of an annual meeting. To be in proper written form, a Beneficiary’s notice must contain the specific information required by the Trust’s By-laws. A copy of the Trust’s By-laws, which specifies the advance notice procedures, can be obtained from the Trust by request to the Secretary of the Trust. Any Beneficiary who wishes to submit a Beneficiary proposal, should send it to the Secretary, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

ANNUAL REPORT

Copies of our Annual Report for the fiscal year ended December 31, 2005 are being mailed to Beneficiaries of record on the Record Date together with this Proxy Statement.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

The Trust has retained MacKenzie Partners, Inc. to aid in the solicitation of proxies. MacKenzie Partners, Inc. will receive a fee not to exceed $10,000, as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by the Trust. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Trust. In addition to solicitation of proxies by use of the mails, Trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Trust may solicit the return of proxies by telephone, telegram or personal interview. The Trust will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. The Trust may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

A copy of the Trust’s annual report on form 10-K for the fiscal year ended December 31, 2005 as filed with the SEC, excluding exhibits, may be obtained by Beneficiaries without charge by written request addressed to: Carolyn Tiffany, Secretary, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114 or may be accessed on the Trust’s website at www.firstunion-reit.net under the link “SEC Filings”.

It is important that proxies be returned promptly. Beneficiaries are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

By Order of the Board of Trustees

Carolyn B. Tiffany
Secretary

April 11, 2006

WINTHROP REALTY TRUST

PROXY FOR ANNUAL MEETING OF BENEFICIARIES

May 16, 2006

This Proxy Is Solicited On Behalf of the Board of Trustees

The undersigned hereby appoints Michael L. Ashner and Peter Braverman or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all beneficial shares of common interest which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Beneficiaries (including all adjournments thereof) of WINTHROP REALTY TRUST to be held on Tuesday, May 16, 2006 at 12:00 noon at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022. The Board of Trustees recommends a vote FOR all proposals.

1.             ELECTION OF TRUSTEES

☐ FOR all nominees	☐ WITHHOLD AUTHORITY to vote for all nominees

Michael L. Ashner	Arthur Blasberg, Jr.	Talton Embry
Bruce R. Berkowitz	Peter Braverman	Howard Goldberg

Beneficiaries may withhold authority to elect any of the Trustees by writing the name of that Trustee in the space provided below.

2.	APPROVAL of the appointment of auditors as set forth in the accompanying Proxy Statement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The proxy is authorized to transact such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Beneficiary. If no direction is given, this proxy will be voted FOR items 1 and 2 in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.

Dated:	, 2006
Print Name

Signature

NOTE:  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.